UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 28, 2010

                             PVF Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Ohio	0-24948	34-1659805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30000 Aurora Road, Solon, Ohio  44139
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (440) 248-7171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On April 28, 2010, PVF Capital Corp. (the “Company”) announced its unaudited financial results for the quarter and nine months ended March 31, 2010.  For more information, reference is made to the Company’s press release dated April 28, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On April 29, 2010, Thomas J. Smith resigned as a director of the Company.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibit is furnished herewith:

      Exhibit 99.1              Press Release dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVF CAPITAL CORP.

Dated: April 29, 2010	By:	/s/ Robert J. King, Jr.
Robert J. King, Jr.
President and Chief Executive Officer
(Duly Authorized Representative)